UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, our stockholders approved our 2020 Incentive Plan. This plan, which is described in our proxy statement dated May 27, 2020 (the “Proxy Statement”), permits us to grant: (i) stock options, restricted stock, restricted stock units, performance shares awards and any one or more of the foregoing, for up to a maximum of 1,000,000 shares; and (ii) cash settled dividend equivalent rights in tandem with the grant of restricted stock units and certain performance based awards. We will not grant any more awards under our 2018 Incentive Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on June 30, 2020, all of the proposals presented to stockholders were approved. The proposals are described in detail in our Proxy Statement. Set forth below is a summary of the proposals and the voting results with respect thereto. (Because none of the matters voted upon at the meeting were considered "routine" under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter).

Proposal 1 - Election of Directors

To elect the directors named below for a three-year term (with the votes as indicated):

	For	Against	Abstain
Fredric H. Gould	12,762,173	728,338	11,633
Gary Hurand	10,191,293	3,279,545	31,306
Elie Y. Weiss	11,661,880	1,817,584	22,679

Proposal 2 - Approve by non-binding vote, the compensation of the Company's executive officers

To approve the Company's executive compensation (with the votes as indicated):

For	Against	Abstain
12,836,865	611,141	54,137

Proposal 3 - Approve BRT Apartments Corp. 2020 Incentive Plan

To approve the Company's 2020 Incentive Plan (with the votes indicated):

For	Against	Abstain
11,421,900	1,898,378	190,866

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

July 1, 2020	By: /s/ George Zweier
George Zweier, Vice President
and Chief Financial Officer